Agreement in Principle on Collaboration of Fudon New English Offline Training

Part A: Shanghai Broadband
Address: Suite 1013, Tomson Commercial Building, 710, Dong Fang Road, Pudong, Shanghai

Part B: Fudon E-Learning College
Address: 220 Handan Road, Shanghai

According to Collaboration Agreement on Fudan New English Online Education Project signed by both parts, offline training is agreed in principle.

Project content: Fudan New English offline training project

1. Introduction:

Fudan New English online education is a multi-media online system introduced by Shanghai Broadband, Fudan E-Learning College and China Telecommunication Shanghai Hotline Education Channel. In order to support online study, to open the traditional education market and to establish "Fudon New English" brand name, part A and part B agree in principle on developing Fudon New English Offline training.

2. Project Management:

First, both parts cooperate with 3 to 5 training centers in Shanghai to develop "Fudan New English" offline training. Chain management can be used as expansion mode.

3. Part A Responsibilities:

A. Responsible for introducing and providing collaborative courses; any legal and economy liabilities related to copyrights and usufruct.

B. Localizing study content including the Chinese version of the original content.

C. Responsible for communicating with the English training center.

D. Establish online teaching scheme, after school tutorial scheme and organizing group activities etc.

E. Recruiting students and student status management

F. Course material printing and publishing

G. Providing technical support on collaborative projects

H. Popularizing projects

I. Other relevant work taken charge by Part A

4. Part B Responsibilities:

A. Examining and assessing teaching content, teaching scheme and teaching quality.

B. Organizing "Fudan New English" grading exam and certification

C. Auditing qualifications of English training centers

D. Other relevant work taken charge by part B

5. Financial arrangement and allotment principle

It's regulated by official contract.

6. Part A and part B agree to sign the official contract based on this agreement in principle.

7. This is an agreement of intent; any related items are referred to the official contract.

Part A: Shanghai Broadband Network Inc.

Representative: Yuguo Zhang

Date: 7/24/2003

Part B: Fudan Online Education College

Representative: Zhong Xu

Date: 7/24/2003